Subsequent events	9 Months Ended
Sep. 30, 2013
Subsequest events [Abstract]
Subsequent events
Subsequent events

On October 1, 2013, we completed a public offering of 17,187,000 shares of common stock at $21.00 per share and received net proceeds of $349.4 million. We have used a portion of the net proceeds of this offering to purchase additional sub-performing and non-performing residential mortgage loans and to fund our investment in NewSource, as described below. We intend to use the remaining proceeds of this offering to purchase additional portfolios of mortgage loans, pay servicing fees for our mortgage loan portfolios, renovate the single-family rental properties we acquire, pay rental and property management expenses, pay fees and expenses to AAMC under the asset management agreement and for working capital.

On October 17, 2013, we invested $18.0 million in the non-voting preferred stock of NewSource.

On October 21, 2013, we consummated the remainder of our previously announced mortgage loan acquisition. We purchased 1,100 first lien residential mortgage loans, substantially all of which are non-performing, having an aggregate market value of underlying properties of $298 million.